                                                                      EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-87592, No. 33-60369, No. 33-60373 and No. 33-60371) of J.
Ray McDermott, S.A. of our report dated May 15, 1996 with respect to the consolidated financial statements of J. Ray McDermott, S.A. included in this Annual Report (Form 10-K) for the year ended March 31, 1996.


                                          ERNST & YOUNG LLP




New Orleans, Louisiana
June 3, 1996





                                       68